UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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DILA Capital Acquisition Corp

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PRELIMINARY COPY

DILA Capital Acquisition Corp
1395 Brickell Ave., Ste. 950

Miami, FL 33131

NOTICE OF SPECIAL MEETING IN LIEU OF THE

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER [●], 2022

To the Stockholders of DILA Capital Acquisition Corp:

You are cordially invited to attend the special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of DILA Capital Acquisition Corp (“DILA,” “Company,” “we,” “us” or “our”) to be held on December [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to extend the date by which the Company has to consummate an initial business combination (the “Business Combination”) from December 17, 2022 (the “Termination Date”) to June 17, 2023, by electing to extend the date to consummate an initial business combination on a monthly basis for up to six times by an additional one month each time after the Termination Date, until June 17, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that DILA Capital Sponsor Group, LLC (the “sponsor”) (or its affiliates or permitted designees) will deposit into the Trust Account (as defined below) $[ ] for each such one-month extension unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination;

●	a proposal to re-elect (the “Director Proposal”) one director to the Board, with such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

Each of the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal are more fully described in the accompanying proxy statement.

The purpose of the Charter Amendment is to allow DILA more time to complete an initial business combination. DILA’s initial public offering (“IPO”) prospectus and charter provide that DILA has until December 17, 2022 to complete a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before December 17, 2022 to complete a business combination. Accordingly, our board believes that in order to be able to consummate an initial business combination, we will need to obtain the Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date that DILA has to consummate a business combination to the Extended Date in order that our stockholders have the opportunity to participate in this investment. In the event that DILA enters into a definitive agreement for a business combination prior to the special meeting, DILA will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

Holders (“public stockholders”) of shares of DILA’s common stock sold in the IPO (“public shares”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. DILA believes that such redemption right protects DILA’s public stockholders from having to sustain their investments for an unreasonably long period if DILA fails to find a suitable acquisition in the timeframe initially contemplated by its charter. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining holders of public shares will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting. You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

DILA estimates that the per-share pro rata portion of the trust account will be approximately $10.01 at the time of the special meeting. The closing price of DILA’s common stock on [●], 2022 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market. DILA cannot assure stockholders that they will be able to sell their shares of DILA common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 17, 2022, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal is approved and we do not file such amendment to our charter, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the public shares with the aggregate amount then on deposit in the trust account.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The Board has fixed the close of business on October 31, 2022 as the date for determining DILA stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of DILA common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal, Director Proposal, Auditor Proposal and the Adjournment Proposal are fair to and in the best interests of DILA and its stockholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” them.

Under Delaware law and DILA’s bylaws, no other business may be transacted at the special meeting.

Enclosed is the proxy statement containing detailed information concerning the Charter Amendment Proposal, Director Proposal, Auditor Proposal, Adjournment Proposal and the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the meeting.

Dated: November [●], 2022

By Order of the Board of Directors,

Eduardo Clave
Chairman of the Board of Directors

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Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against each of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022: This notice of meeting and the accompany proxy statement are available at [●].

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DILA Capital Acquisition Corp
1395 Brickell Ave., Ste. 950

Miami, FL 33131

SPECIAL MEETING IN LIEU OF

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD [●], 2022

PROXY STATEMENT

The special meeting in lieu of the 2022 annual meeting (the “special meeting”) of stockholders of DILA Capital Acquisition Corp (“DILA,” “Company,” “we,” “us” or “our”), a Delaware corporation, will be held on [●], 2022 at 11:00 a.m, local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter,” in the form set forth in Annex A to the accompanying proxy statement, which we refer to as the “Charter Amendment” and such proposal the “Charter Amendment Proposal,” to extend the date by which the Company has to consummate an initial business combination from December 17, 2022 (the “Termination Date”) to June 17, 2023, by electing to extend the date to consummate an initial business combination (the “Business Combination”) on a monthly basis for up to six times by an additional one month each time after the Termination Date, until June 17, 2023 or a total of up to six months after the Termination Date, or such earlier date as determined by our board of directors (the “Board”), unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that DILA Capital Sponsor Group, LLC (the “sponsor”) (or its affiliates or permitted designees) will deposit into the Trust Account (as defined below) $[ ] for each such one-month extension until June 17, 2023 unless the closing of the Company’s initial business combination shall have occurred (the “Extension Payment”) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination;

●	a proposal to re-elect (the “Director Proposal”) one director to the Board, with such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified;

●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 (the “Auditor Proposal”); and

●	a proposal to direct (the “Adjournment Proposal”) the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that DILA has to complete a business combination. The purpose of the Charter Amendment is to allow DILA more time to complete an initial business combination. In the event that DILA enters into a definitive agreement for a business combination prior to the special meeting, DILA will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal.

Holders (“public stockholders”) of shares of DILA’s common stock (“public shares”) sold in DILA’s initial public offering (“IPO”) may elect to redeem their shares for their pro rata portion of the funds available in the trust account in connection with the Charter Amendment (the “Election”) regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the special meeting, if the Charter Amendment Proposal is approved by the requisite vote of stockholders (and not abandoned), the remaining public stockholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the trust account upon consummation of the business combination when it is submitted to the stockholders.

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The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $58.38 million that was in the trust account as of June 30, 2022. In such event, DILA may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 17, 2022, as contemplated by our IPO prospectus and in accordance with our charter, or if the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Prior to the IPO, DILA’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their shares of common stock, par value $0.0001 per share, which were acquired by them prior to the IPO (the “founder shares”). As a consequence of such waivers, a liquidating distribution will be made only with respect to the public shares. There will be no distribution from the trust account with respect to DILA’s warrants, which will expire worthless in the event we wind up.

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. The pro rata portion of our trust account distributed to our public stockholders upon the redemption of 100% of our outstanding public shares in the event we do not complete our initial business combination within the required time period may be considered a liquidation distribution under Delaware law. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

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However, because we will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the subsequent ten years. However, because we are a blank check company, rather than an operating company, and our operations will be limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

Approval of the Charter Amendment Proposal will constitute consent for DILA to instruct the trustee to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to the redeemed public shares and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by DILA to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now, will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Charter Amendment Proposal is approved.

If the Charter Amendment Proposal is approved, our sponsor or its affiliates or designees has agreed to loan to us $[ ] for each such one-month extension up to a maximum of $[ ] for a total of six one month extensions until June 17, 2023, unless the Closing of the Company’s initial business combination shall have occurred (the “Extension Loan”), which amount will be deposited into the Trust Account. The Extension Loan is conditioned upon the implementation of the Charter Amendment Proposal. The Extension Loan will not occur if the Charter Amendment Proposal is not approved, or the Extension is not completed. The Extension Loan will not bear interest and will be repayable upon consummation of a Business Combination. If the sponsor or its affiliates or designees advises us that it does not intend to make the Extension Loan, then the Charter Amendment Proposal will not be put before the stockholders at the special meeting and we will dissolve and liquidate in accordance with our charter.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with our charter.

The record date for the special meeting is October 31, 2022. Record holders of DILA common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 7,579,475 outstanding shares of DILA common stock. DILA’s warrants do not have voting rights.

This proxy statement contains important information about the special meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated November [●], 2022 and is first being mailed to stockholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q.	Why am I receiving this proxy statement?	A. This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the special meeting in lieu of the 2022 annual meeting of stockholders to be held on [●], December [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

DILA is a blank check company formed for the purpose of entering into a merger, stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. In June 2021, DILA consummated its IPO from which it derived gross proceeds of approximately $58.3 million, including proceeds from the partial exercise of the underwriters’ over-allotment option. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before a certain date (in our case, December 17, 2022). The Board believes that it is in the best interests of the stockholders to continue DILA’s existence until the Extended Date in order to allow DILA more time to complete such business combination and is submitting this proposal to the stockholders to vote upon. In addition, we are proposing the re-election of one director to the Board and the ratification of the selection by our Audit Committee of Marcum LLP (‘‘Marcum”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.	What is included in these materials?	These materials include:

		●	This proxy statement for the special meeting;

		●	The Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2022.

Q.	What is being voted on?	A.		You are being asked to vote on:

			●	a proposal to amend DILA’s charter to extend the date by which DILA has to consummate a business combination to the Extended Date, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $[ ] for each such one-month extension until the Extended Date, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account;

			●	a proposal to re-elect one director to the Board, with such director to serve until the second annual meeting of stockholders following this special meeting or until his successor is elected and qualified;

			●	a proposal to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

			●	a proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

The Charter Amendment is essential to the overall implementation of the Board’s plan to extend the date that DILA has to complete a business combination. In the event that DILA enters into a definitive agreement for a business combination prior to the special meeting, DILA will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

If the Extension is implemented, the stockholders’ approval of the Charter Amendment Proposal will constitute consent for DILA to remove the Withdrawal Amount from the trust account, deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for DILA’s use in connection with consummating a business combination on or before the Extended Date.

If the Charter Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. DILA cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $58.38 million that was in the trust account as of June 30, 2022. In such event, DILA may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by December 17, 2022, or if the Charter Amendment Proposal is approved and we have not consummated a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

DILA’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants, which will expire worthless in the event we wind up. DILA will pay the costs of liquidation from its remaining assets held outside of the trust account.

Q.	Why is the Company proposing the Charter Amendment Proposal?

A.          DILA’s charter provides for the return of the IPO proceeds held in trust to the holders of shares of common stock sold in the IPO if no qualifying business combinations are consummated on or before December 17, 2022. Accordingly, the trust agreement provides for the trustee to liquidate the trust account and distribute to each public stockholder its pro rata share of such funds if a qualifying business combination is not consummated on or before such date provided in DILA’s charter. As we explain below, DILA may not be able to complete a business combination by that date.

While DILA is currently in discussions with respect to several business combination opportunities, DILA has not yet executed a definitive agreement for a business combination. DILA currently anticipates entering into such an agreement with one of its prospective targets, but DILA does not expect to be able to consummate such a business combination by December 17, 2022.

Because DILA will not be able to conclude a business combination within the permitted time period, DILA has determined to seek stockholder approval to extend the date by which DILA has to complete a business combination.

DILA believes that given DILA’s expenditure of time, effort and money on finding a business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. Accordingly, the Board is proposing the Charter Amendment Proposal to extend DILA’s corporate existence.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Q.	Why should I vote for the Charter Amendment Proposal?

A.          The Board believes stockholders should have an opportunity to evaluate an initial business combination with one or more of the targets with which DILA is in discussions. Accordingly, the Board is proposing the Charter Amendment Proposal to extend the date by which DILA has to complete a business combination until the Extended Date and to allow for the Election.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to DILA’s Charter, including any amendment that would extend its corporate existence beyond December 17, 2022. Additionally, DILA’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case DILA’s corporate existence is extended. We believe that this charter provision was included to protect DILA stockholders from having to sustain their investments for an unreasonably long period if DILA failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given DILA’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as DILA is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, we believe the Extension is consistent with DILA’s charter and IPO prospectus.

Q.	How does the Board recommend that I vote on the Director Proposal and the Auditor Proposal?

A.          The Board recommends that you vote in favor of the Director Proposal, to re-elect Armando Santacruz Gonzalez to the Board and in favor of the Auditor Proposal, to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q.	How do the DILA insiders intend to vote their shares?

A.          All of DILA’s directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal.

DILA’s directors, executive officers and their respective affiliates are not entitled to redeem their founder shares or founder shares underlying the Private Placement Units they purchased in connection with our initial public offering (the “private shares”). With respect to shares purchased on the open market by DILA’s directors, executive officers and their respective affiliates, such public shares may be redeemed. On the record date, DILA’s directors, executive officers and their affiliates beneficially owned and were entitled to vote 1,457,495 founder shares and 292,000 private shares, representing approximately 23.0% of DILA’s issued and outstanding common stock. DILA’s directors, executive officers and their affiliates did not beneficially own any public shares as of such date.

DILA’s directors, executive officers and their affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal. Any public shares held by affiliates of DILA may be voted in favor of the Charter Amendment Proposal.

Q.	What vote is required to adopt the Charter Amendment Proposal?	A. Approval of the Charter Amendment Proposal will require the affirmative vote of holders of at least a majority of DILA’s outstanding common stock on the record date.

Q.	What vote is required to approve the Director Proposal, the Auditor Proposal and the Adjournment Proposal?

A.          A plurality of the shares of common stock present (in person or by proxy) at the special meeting and voting is required for the re-election of each of the directors in the Director Proposal. The affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on the Auditor Proposal and the Adjournment Proposal is required to approve such proposals.

Q.	What if I don’t want to vote for the Charter Amendment Proposal?	A. If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal is approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming public stockholders.

Q.	Will you seek any further extensions to liquidate the trust account?	A. Other than the extension until the Extended Date as described in this proxy statement, DILA does not currently anticipate seeking any further extension to consummate a business combination. DILA has provided that all holders of public shares, including those who vote for the Charter Amendment Proposal, may elect to redeem their public shares into their pro rata portion of the trust account and should receive the funds shortly after the stockholder meeting which is scheduled for [●], 2022. Those holders of public shares who elect not to redeem their shares now shall retain redemption rights with respect to future business combinations, or, if DILA does not consummate a business combination by the Extended Date, such holders shall be entitled to their pro rata portion of the trust account on such date.

Q.	What happens if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

DILA’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. DILA will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q.	If the Charter Amendment Proposal is approved, what happens next?	A. DILA will continue its efforts to execute a definitive agreement for a business combination with one or more targets.

If DILA executes such an agreement, we will seek to complete the business combination, which will involve:

● completing proxy materials;

● establishing a meeting date and record date for considering a proposed business combination and distributing proxy materials to stockholders; and

● holding a special meeting to consider such proposed business combination.

DILA is seeking approval of the Charter Amendment Proposal because DILA will not be able to complete all of the above listed tasks prior to December 17, 2022.

Upon approval by holders of at least a majority of the common stock outstanding as of the record date of the Charter proposal, DILA will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. DILA will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants will remain publicly traded.

If the Charter Amendment Proposal is approved and the Board decides to implement the Charter Amendment Proposal, the sponsor or its affiliates or permitted designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $[ ] for each such one-month extension, to be deposited into the Trust Account promptly after the Special Meeting. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for such one-month period will be approximately $0.[ ] per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Extension Amendment, then the amount deposited per share for such one-month period will be approximately $0.[ ] per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension contribution per Share per month
25%	1,457,495	$
40%	2,331,992	$
50%	2,914,990	$
60%	3,497,988	$
75%	4,372,485	$
85%	4,955,483	$

The Charter Amendment Proposal is conditioned upon the implementation of the Extension Payment. No Extension Payment will occur if the Charter Amendment Proposal is not approved. The Extension Payment will not bear interest and will be repayable by the Company to the sponsor or its affiliates or designees upon consummation of the business combination. If the Company opts not to utilize the Extension Amendment, then the Company will liquidate and dissolve promptly in accordance with the Company’s charter, and the sponsor’s obligation to make additional contributions will terminate.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of DILA’s common stock held by DILA’s directors and officers through the founder shares.

If the Charter Amendment Proposal is approved, but DILA does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

DILA’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. DILA will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

Q.	Would I still be able to exercise my redemption rights if I vote against the proposed business combination?	A. Unless you elect to redeem all of your shares, you will be able to vote on any proposed business combination when it is submitted to stockholders. If you disagree with the business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve the business combination, subject to any limitations set forth in DILA’s charter.

Q.	How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Morrow Sodali LLC, DILA’s proxy solicitor, prior to the date of the special meeting or by voting in person at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Morrow Sodali LLC, 470 West Avenue, Stamford, CT 06902.

Q.	How are votes counted?

A.          Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Charter Amendment Proposal must be approved by the affirmative vote of at least a majority of the outstanding shares as of the record date of DILA’s common stock. The nominee named in the Director Proposal must receive a plurality of the shares present (in person or by proxy) at the special meeting and voting for each nominee. The Auditor Proposal and the Adjournment Proposal must be approved by the affirmative vote of at least a majority of the shares of common stock present (in person or by proxy) at the special meeting and voting on such proposal.

With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the Nasdaq Stock Market applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Q.	If my shares are held in “street name,” will my broker automatically vote them for me?

A.          With respect to the Charter Amendment Proposal and the Director Proposal, your broker can vote your shares only if you provide them with instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. Your broker may automatically vote your shares with respect to the Auditor Proposal.

Q.	What is a quorum requirement?

A.          A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present with regard to each of the Charter Amendment Proposal, Director Proposal and Auditor Proposal if at least a majority of the outstanding shares of common stock on the record date are represented by stockholders present at the meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the special meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the special meeting may adjourn the special meeting to another date.

Q.	Who can vote at the special meeting?

A.          Only holders of record of DILA’s common stock at the close of business on October 31, 2022, the record date, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On the record date, 7,579,475 shares of common stock, including 6,121,980 shares of Class A common stock, were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with DILA’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How does the Board recommend I vote?

A.          After careful consideration of the terms and conditions of these proposals, the Board has determined that the Charter Amendment Proposal is fair to and in the best interests of DILA and its stockholders. The Board recommends that DILA’s stockholders vote “FOR” the Charter Amendment Proposal. In addition, the Board recommends that you vote “FOR” the Director Proposal, Auditor Proposal and the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the proposals?

A.          DILA’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of founder shares and warrants that may become exercisable in the future, committed loans by them, that if drawn upon, will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment Proposal—Interests of DILA’s Directors and Officers.”

Q.	What if I object to the Charter Amendment Proposal? Do I have appraisal rights?

A.          If you do not want the Charter to be approved, you must vote against the proposal, abstain from voting or refrain from voting. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with any future business combination DILA proposes. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Charter Amendment Proposal. In addition, public stockholders who do not make the Election would be entitled to redemption if the Company has not completed a business combination by the Extended Date. DILA stockholders do not have appraisal rights in connection with the Charter Amendment Proposal under the DGCL.

Q.	What happens to the DILA warrants if the Charter Amendment Proposal is not approved?	A. If the Charter Amendment Proposal is not approved and we have not consummated a business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

Q.	What happens to the DILA warrants if the Charter Amendment Proposal is approved?

A.          If the Charter Amendment Proposal is approved, DILA will continue to attempt to execute a definitive agreement for a business combination, and if successful, will attempt to complete such business combination by the Extended Date, and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms and will become exercisable 30 days after the completion of a business combination. The warrants will expire at 5:00 p.m., New York City time, five years after the completion of the initial business combination or earlier upon redemption or liquidation.

Q.	What do I need to do now?

A.          DILA urges you to read carefully and consider the information contained in this proxy statement, including the annex, and to consider how the proposals will affect you as a DILA stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q.	How do I vote?

A.          If you are a holder of record of DILA common stock, you may vote in person at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote in person if you have already voted by proxy.

If your shares of DILA common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	How do I redeem my shares of DILA common stock?

A.          If the Extension is implemented, each public stockholder may seek to redeem such stockholder’s public shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, at least two business days prior to the special meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the special meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the special meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q.	What should I do if I receive more than one set of voting materials?

A.          You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your DILA shares.

Q.	Who is paying for this proxy solicitation?

A.          DILA will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q.	Who can help answer my questions?

A.          If you have questions, you may write or call DILA’s proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

Telephone: (800) 662-5200

Banks and brokers: (203) 658-9400

Email: WRLS.info@morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information .”

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a business combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to the Company as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date and the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	the ability of the Company to effect the Charter Amendment or consummate a business combination;

●	unanticipated delays in the distribution of the funds from the trust account;

●	claims by third parties against the trust account; or

●	the ability of the Company to finance and consummate a business combination.

You should carefully consider these risks, in addition to the risk factors set forth in our other filings with the SEC, including the final prospectus related to our IPO dated June 14, 2021 (Registration Nos. 333-254425 and 333-257102) and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 28, 2022, our Quarterly Reports on Form 10-Q filed with the SEC on August 8, 2022 and May 9, 2022 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that the Business Combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. If the Extension is approved, the Company expects to seek shareholder approval of the Business Combination following the SEC declaring a registration statement on Form S-4 effective, which will include our preliminary proxy statement/prospectus for the Business Combination (the “Form S-4”). The Form S-4 has not been filed with or declared effective by the SEC, and the Company cannot complete the Business Combination unless the Form S-4 is declared effective. As of the date of this Proxy Statement, the Company cannot estimate when, or if, the SEC will declare the Form S-4 effective.

We are required to offer stockholders the opportunity to redeem shares in connection with the Charter Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve the Business Combination. Even if the Extension or the Business Combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and the Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

We may be deemed a “foreign person” under the regulations relating to CFIUS and our failure to obtain any required approvals within the requisite time period may require us to liquidate.

The Company’s sponsor is DILA Capital Sponsor Group, LLC, a Delaware limited liability company. The sponsor currently owns 1,407,995 shares of our Class B common stock acquired prior to our IPO, and 292,000 Private Placement Units, that were purchased by the sponsor in a private placement which occurred simultaneously with the completion of the IPO. Eduardo Clave, the Company’s Chief Executive Officer, a non-U.S. person is the sole manager of the sponsor. The sponsor is controlled by a non-U.S. person.

We do not believe that either we or our sponsor constitute a “foreign person” under CFIUS rules and regulations. However, if CFIUS considers us to be a “foreign person” that may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. If the Business Combination falls within the scope of applicable foreign ownership restrictions, we may be unable to consummate the Business Combination. In addition, if the Business Combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination.

Although we do not believe we or our sponsor are a “foreign person,” CFIUS may take a different view and decide to block or delay the Business Combination, impose conditions to mitigate national security concerns with respect to the Business Combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the sponsor. If we were to seek an initial business combination other than the Business Combination, the pool of potential targets with which we could complete an initial business combination may be limited as a result of any such regulatory restriction. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete the Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.00 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in the Business Combination and the chance of realizing future gains on your investment through any price appreciation in the combined company post closing of the Business Combination.

The SEC issued proposed rules to regulate special purpose acquisition companies that, if adopted, may increase our costs and the time needed to complete our initial business combination.

With respect to the regulation of special purpose acquisition companies like the Company (“SPACs”), on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and to the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. These rules, if adopted, whether in the form proposed or in a revised form, may increase the costs of and the time needed to negotiate and complete an initial business combination, and may constrain the circumstances under which we could complete an initial business combination.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its initial business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that may not complete its business combination within 24 months after the effective date of the IPO Registration Statement. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate the Company.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we may, at any time, instruct the trustee to liquidate the securities held in the Trust Account and instead to hold the funds in the Trust Account in cash until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of securities in the Trust Account, we would likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we may, at any time, and we expect that we will, on or prior to the 24-month anniversary of the effective date of the IPO Registration Statement, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial business combination or liquidation of the Company. Following such liquidation, we would likely receive minimal interest, if any, on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. As a result, any decision to liquidate the securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

Since the Sponsor and our directors and officers will lose their entire investment in us if an initial business combination is not completed, they may have a conflict of interest in the approval of the proposals at the Special Meeting.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor and our directors and officers will not receive any monies held in the Trust Account as a result of its ownership of 1,457,495 Founder Shares that were issued to the sponsor prior to our IPO and 292,000 Private Placement Units that were purchased by the sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares. In addition, certain of executive officers have beneficial interests in the sponsor. Such persons have waived their rights to liquidating distributions from the Trust Account with respect to these securities, and all of such investments would expire worthless if an initial business combination is not consummated. Additionally, such persons can earn a positive rate of return on their overall investment in the combined company after an initial business combination, even if other holders of our common stock experience a negative rate of return, due to having initially purchased the Founder Shares for an aggregate of $25,000. The personal and financial interests of our sponsor, directors and officers may have influenced their motivation in identifying and selecting its target business combination and consummating the Business Combination in order to close the Business Combination and therefore may have interests different from, or in addition to, your interests as a stockholder in connection with the proposals at the special meeting.

We have incurred and expect to incur significant costs associated with the Business Combination. Whether or not the Business Combination is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

We expect to incur significant transaction and transition costs associated with the Business Combination and operating as a public company following the closing of the Business Combination. We may also incur additional costs to retain key employees. Certain transaction expenses incurred in connection with the Business Combination, include all legal, accounting, consulting, investment banking and other fees, expenses and costs, and will be paid by the combined company following the closing of the Business Combination. Even if the Business Combination is not completed, we expect to incur transactions expenses. These expenses will reduce the amount of cash available to be used for other corporate purposes by us if the Business Combination is not completed.

BACKGROUND

DILA

We are a Delaware blank check company incorporated on December 30, 2020 formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. While we may pursue an initial business combination with any target business and in any sector or geographical location, we intend to focus our search on companies with significant operating technological advantage that are headquartered in Latin America.

On June 17, 2021, the Company consummated an initial public offering (the “Initial Public Offering”) of 5,500,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $55,000,000. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 283,750 Units (each, a "Private Placement Unit" and, collectively, the "Private Placement Units") at a price of $10.00 per Private Placement Unit in a private placement to DILA Capital Sponsor Group, LLC, generating gross proceeds of $2,837,500. Following the closing of the Initial Public Offering on June 17, 2021, an amount of $55,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Units was placed in a trust account (the “Trust Account”). On June 29, 2021, the underwriters partially exercised their over-allotment option, resulting in an additional 329,980 Units issued for an aggregate amount of $3,299,800. In connection with the underwriters’ partial exercise of their over-allotment option, the Company also consummated the sale of an additional 8,250 Private Placement Units at $10.00 per Private Placement Unit, generating total proceeds of $82,500. A total of $3,299,805 was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $58,299,805. Transaction costs amounted to $2,343,755, consisting of $1,457,495 of underwriting fees, and $886,260 of other offering costs, which includes $411,896 of fair value of the Unit Purchase Option.

The mailing address of DILA’s principal executive office is DILA Capital Acquisition Corp, 1395 Brickell Ave., Ste. 950, Miami, FL 33131 and its telephone number is (786) 785-1715.

The Potential Business Combination

DILA is currently in discussions with multiple targets to complete a business combination that would qualify as an initial business combination under its charter. In the event that DILA enters into a definitive agreement for a business combination prior to the special meeting, DILA will issue a press release and file a Form 8-K with the Securities and Exchange Commission announcing the proposed business combination.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination if and when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The Special Meeting

Date, Time and Place. The special meeting in lieu of the 2022 annual meeting of DILA’s stockholders will be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the special meeting, if you owned shares of DILA’s common stock at the close of business on October 31, 2022, the record date for the special meeting. You will have one vote per proposal for each share you owned at that time. DILA’s warrants do not carry voting rights.

Votes Required. The affirmative vote of at least a majority of the outstanding shares of our common stock is required to approve the Charter Amendment Proposal, a plurality of the shares of common stock voted at the meeting is required for the re-election of the director in the Director Proposal and the affirmative vote of at least a majority of the shares of common stock voted at the meeting is required to approve the Auditor Proposal and the Adjournment Proposal. If you do not vote (i.e., you “abstain” from voting on a proposal), your action will have the effect of a vote against the Charter Amendment Proposal and no effect on either the Director Proposal, Auditor Proposal and the Adjournment Proposal. Likewise, abstentions and broker non-votes will have the effect of a vote against the Charter Amendment Proposal and no effect on the Director Proposal, the Auditor Proposal or the Adjournment Proposal.

At the close of business on the record date, there were 7,579,475 outstanding shares of common stock, including 6,121,980 public shares, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal approved, you should vote against the proposal or abstain from voting on the proposal. If you want to obtain your pro rata portion of the trust account in the event the Extension is implemented, which will be paid shortly after the special meeting scheduled for [●], 2022, you must demand redemption of your shares. Holders of public shares may redeem their public shares regardless of whether they vote for or against the Charter Amendment Proposal or abstain.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the special meeting to approve the Charter Amendment Proposal, Director Proposal, Auditor Proposal and Adjournment Proposal. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the special meeting.

DILA has retained Morrow Sodali LLC to aid in the solicitation of proxies. Morrow Sodali LLC will receive a fee of approximately $[●], as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by DILA. In addition, officers and directors of DILA may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. DILA will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other material which may be sent to stockholders in connection with this solicitation. DILA may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

THE CHARTER AMENDMENT PROPOSAL

Charter Amendment Proposal

DILA is proposing to amend its charter to extend the date by which DILA has to consummate an initial business combination from December 17, 2022 to the Extended Date.

The Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow DILA more time to complete a business combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension.

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up.

A copy of the proposed amendment to the charter of DILA is attached to this proxy statement as Annex A.

Reasons for the Proposal

DILA’s IPO prospectus and charter provide that DILA has until December 17, 2022 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, the Board currently believes that there will not be sufficient time before December 17, 2022 to complete a business combination. The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend DILA’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, DILA’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case DILA’s corporate existence is extended as described above. Because DILA continues to believe that a business combination would be in the best interests of DILA’s stockholders, and because DILA will not be able to conclude a business combination within the permitted time period, DILA has determined to seek stockholder approval to extend the date by which DILA has to complete a business combination beyond December 17, 2022 to the Extended Date.

We believe that the foregoing charter provisions were included to protect DILA stockholders from having to sustain their investments for an unreasonably long period, if DILA failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given DILA’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as DILA is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with DILA’s charter and IPO prospectus.

If the Charter Amendment Proposal Is Not Approved

If the Charter Amendment Proposal is not approved and we have not consummated a business combination by December 17, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

DILA’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to DILA’s warrants which will expire worthless in the event we wind up. DILA will pay the costs of liquidation from its remaining assets held outside of the trust account.

If the Charter Amendment Proposal is not approved, the Company will not effect the Extension, and in the event the Company does not complete a business combination on or before December 17, 2022, the trust account will be liquidated and distributed to the public shareholders on a pro rata basis as described above.

If the Charter Amendment Proposal Is Approved

If the Charter Amendment Proposal is approved, DILA will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. DILA will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, and warrants will remain publicly traded. DILA will then continue to work to complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, but DILA does not consummate a business combination by the Extended Date, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. We reserve the right at any time to cancel the special meeting and not to submit to our stockholders the Charter Amendment Proposal and implement the Charter Amendment. In the event the special meeting is cancelled, we will dissolve and liquidate in accordance with the charter.

DILA’s initial stockholders waived their rights to participate in any liquidation distribution with respect to their founder shares. There will be no distribution from the trust account with respect to our warrants which will expire worthless in the event we wind up. DILA will pay the costs of liquidation from its remaining assets held outside of the trust account, which it believes are sufficient for such purposes.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Charter Amendment Proposal is approved and the board of directors decides to implement the Charter Amendment Proposal, the sponsor or its designees have agreed to contribute to the Company a loan referred to herein as the Extension Payment in the amount of $[ ] for each such one-month extension, to be deposited into the trust account promptly after the special meeting. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Amendment. Below as reference is a table estimating the approximate per-share amount to be paid in connection with the extension period needed to complete the business combination, depending on the percentage of redemptions received in connection with the Charter Amendment. For example, if 25% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for such one-month period will be approximately $[ ] per share. If 50% of the Company’s public shares remain outstanding after redemptions in connection with the Charter Amendment, then the amount deposited per share for such one-month period will be approximately $[ ] per share.

% of Redemptions at Extension	Shares Redeemed at Extension	Charter Extension contribution per Share per month
25%	1,457,495	$
40%	2,331,992	$
50%	2,914,990	$
60%	3,497,988	$
75%	4,372,485	$
85%	4,955,483	$

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account and DILA’s net asset value. DILA cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved; and the amount remaining in the trust account may be significantly reduced from the approximately $58.38 million that was in the trust account as of June 30, 2022.

Redemption Rights

If the Charter Amendment Proposal is approved, the Company will provide the public stockholders making the Election, the opportunity to receive, at the time the Charter Amendment Proposal becomes effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO DEMAND REDEMPTION, PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2022 (TWO BUSINESS DAYS BEFORE THE SPECIAL MEETING), YOU SHOULD ELECT EITHER TO PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO OUR TRANSFER AGENT OR TO DELIVER YOUR SHARES TO OUR TRANSFER AGENT ELECTRONICALLY USING DTC’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN), AS DESCRIBED HEREIN. YOU SHOULD ENSURE THAT YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street, 30th Floor, New York, New York 10004-1561, Attn: Mark Zimkind, mzimkind@continentalstock.com, prior to the vote for the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the special meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the special meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment Proposal. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two days prior to the filing of the amendment to the charter. As of June 30, 2022, this would amount to approximately $10.01 per share. The closing price of DILA’s common stock on [●], 2022 was $[●]. Accordingly, if the market price were to remain the same until the date of the special meeting, exercising redemption rights would result in a public stockholder receiving $[●] more for each share than if such stockholder sold the shares in the open market.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent at least two business days prior to the special meeting. If the Charter Amendment Proposal is not approved or if it is abandoned, these shares will be returned promptly following the special meeting as described above.

Possible Claims Against and Impairment of the Trust Account

To protect amounts held in the trust account, our sponsor has agreed that it will be liable to ensure that the proceeds in the trust account are not reduced below $10.00 per share by the claims of target businesses or claims of vendors or other entities that are owed money by us for services rendered or contracted for or products sold to us, but we cannot assure you that it will be able to satisfy its indemnification obligations if it is required to do so. Additionally, the agreement entered into by our sponsor specifically provides for two exceptions to the indemnity it has given: it will have no liability (1) as to any claimed amounts owed to a target business or vendor or other entity who has executed an agreement with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the trust account, or (2) as to any claims for indemnification by the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. We have not independently verified whether our sponsor has sufficient funds to satisfy its indemnity obligations and believe that our sponsor’s only assets are securities of our company. We have not asked our sponsor to reserve for such indemnification obligations. As a result, if we liquidate, the per-share distribution from the trust account could be less than $10.00 due to claims or potential claims of creditors. We will distribute to all of our public stockholders, in proportion to their respective equity interests, an aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account net of interest that may be used by us to pay our franchise and income taxes payable.

In the event that the proceeds in the trust account are reduced below $10.00 per public share and our sponsor asserts that it is unable to satisfy its obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our sponsor to enforce such indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our sponsor to enforce such indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. If our independent directors choose not to enforce these indemnification obligations, the amount of funds in the trust account available for distribution to our public stockholders may be reduced below $10.00 per share.

Required Vote

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least a majority of DILA’s common stock outstanding on the record date. If the Charter Amendment Proposal is not approved and DILA is unable to complete a business combination on or before December 17, 2022, it will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including any interest earned on the funds held in the trust account not previously released to us, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Notwithstanding stockholder approval of the Charter Amendment, our Board will retain the right to abandon and not implement the Charter Amendment at any time without any further action by our stockholders.

All of DILA’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Charter Amendment Proposal. On the record date, directors and executive officers of DILA and their affiliates beneficially owned and were entitled to vote 1,742,995 shares of common stock representing approximately 23.0% of DILA’s issued and outstanding common stock.

In addition, DILA’s directors, executive officers and their affiliates may choose to buy shares of DILA public common stock in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of common stock held by affiliates will be voted in favor of the Charter Amendment Proposal.

Interests of DILA’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that DILA’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Charter Amendment Proposal is not approved and we do not consummate a business combination by December 17, 2022 as contemplated by our IPO prospectus and in accordance with our charter, the 1,457,495 shares of common stock held by DILA officers, directors and affiliates, which were acquired prior to the IPO for an aggregate purchase price of approximately $25,000, will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 292,000 private units that were acquired simultaneously with the IPO and over-allotment by our sponsor for an aggregate purchase price of $2,920,000. Such common stock and warrants had an aggregate market value of approximately $[●] based on the last sale price of DILA’s common stock and warrants of $[●] and $[●], respectively, on Nasdaq on [●], 2022;

●	In connection with the IPO, our sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company;

●	All rights specified in DILA’s charter relating to the right of officers and directors to be indemnified by DILA, and of DILA’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the business combination is not approved and DILA liquidates, DILA will not be able to perform its obligations to its officers and directors under those provisions;

●	None of DILA’s executive officers or directors has received any cash compensation for services rendered to DILA. All of the current members of DILA’s board of directors are expected to continue to serve as directors at least through the date of the special meeting and may continue to serve following any potential business combination and receive compensation thereafter;

●	DILA’s officers, directors, initial stockholders and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on DILA’s behalf, such as identifying and investigating possible business targets and business combinations. These individuals have negotiated the repayment of any such expenses upon completion of DILA’s initial business combination. However, if DILA fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, DILA will most likely not be able to reimburse these expenses if the proposed business combination is not completed. Although as of the record date, DILA’s officers, directors, initial stockholders and their affiliates had not incurred any unpaid reimbursable expenses, they may incur such expenses in the future; and

●	DILA has entered into an Administrative Services Agreement with our sponsor, pursuant to which, DILA pays $10,000 per month for office space, utilities and secretarial support. Upon the earlier of completion of a business combination or liquidation, DILA will cease paying these monthly fees. Accordingly, our sponsor may receive payments in excess of the 18 payments originally contemplated, if the Charter Amendment Proposal is implemented.

The Board’s Reasons for the Charter Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, the Board has determined that the Charter Amendment Proposal is fair to, and in the best interests of, DILA and its stockholders. The Board has approved and declared advisable adoption of the Charter Amendment Proposal, and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your public shares.

We are a Delaware blank check company incorporated on December 30, 2020 formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more target businesses. While we may pursue an initial business combination with any target business and in any sector or geographical location, we intend to focus our search on companies with significant operating technological advantage that are headquartered in Latin America.

On June 17, 2021, the Company consummated an initial public offering (the “Initial Public Offering”) of 5,500,000 units (the “Units” and, with respect to the shares of Class A common stock included in the Units sold, the “Public Shares”), at $10.00 per Unit, generating gross proceeds of $55,000,000. Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 283,750 Private Placement Units at a price of $10.00 per Private Placement Unit in a private placement to DILA Capital Sponsor Group, LLC, generating gross proceeds of $2,837,500. Following the closing of the Initial Public Offering on June 17, 2021, an amount of $55,000,000 ($10.00 per Unit) from the net proceeds of the sale of the Units in the Initial Public Offering and the sale of the Private Placement Units was placed in a trust account (the “Trust Account”). On June 29, 2021, the underwriters partially exercised their over-allotment option, resulting in an additional 329,980 Units issued for an aggregate amount of $3,299,800. In connection with the underwriters’ partial exercise of their over-allotment option, the Company also consummated the sale of an additional 8,250 Private Placement Units at $10.00 per Private Placement Unit, generating total proceeds of $82,500. A total of $3,299,805 was deposited into the Trust Account, bringing the aggregate proceeds held in the Trust Account to $58,299,805. Transaction costs amounted to $2,343,755, consisting of $1,457,495 of underwriting fees, and $886,260 of other offering costs, which includes $411,896 of fair value of the Unit Purchase Option.

DILA’s IPO prospectus and charter provide that DILA has until December 17, 2022 to consummate a business combination. While we are currently in discussions with respect to several business combination opportunities, our board currently believes that there will not be sufficient time before December 17, 2022 to complete a business combination. The affirmative vote of the holders of at least a majority of all outstanding shares of common stock is required to extend DILA’s corporate existence, except in connection with, and effective upon consummation of, a business combination. Additionally, DILA’s IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case DILA’s corporate existence is extended as described above. Because DILA continues to believe that a business combination would be in the best interests of DILA’s stockholders, and because DILA will not be able to conclude a business combination within the permitted time period, DILA has determined to seek stockholder approval to extend the date by which DILA has to complete a business combination beyond December 17, 2022 to the Extended Date.

DILA is not asking you to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed business combination when it is submitted to stockholders and the right to redeem your public shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

The affirmative vote of the holders of at least a majority of all then outstanding shares of common stock is required to effect an amendment to DILA’s charter that would extend its corporate existence beyond December 17, 2022, except in connection with, and effective upon consummation of, a business combination. Additionally, DILA’s charter requires that all public stockholders have an opportunity to redeem their public shares in the case DILA’s corporate existence is extended as described above. We believe that these charter provisions were included to protect DILA stockholders from having to sustain their investments for an unreasonably long period, if DILA failed to find a suitable business combination in the timeframe contemplated by the charter. We also believe, however, that given DILA’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether such potential business combinations are attractive investments with an opportunity to consider such transactions, inasmuch as DILA is also affording stockholders who wish to redeem their public shares the opportunity to do so, as required under its charter. Accordingly, the Extension is consistent with DILA’s charter and IPO prospectus.

After careful consideration of all relevant factors, DILA’s board of directors determined that the Charter Amendment Proposal is fair to and in the best interests of DILA and its stockholders.

The Board of Directors recommends that you vote “FOR” the Charter Amendment Proposal. The Board of Directors expresses no opinion as to whether you should redeem your public shares.

THE DIRECTOR PROPOSAL

At the special meeting, shareholders are being asked to re-elect one director to the Board to serve as the first class of directors.

Prior to our IPO, the Board was divided into three classes: the class I director, the class II directors and the class III directors. The original class I director stands elected for a term expiring at the Company’s first annual meeting, the original class II directors stand elected for a term expiring at the Company’s second annual meeting and the original class III directors stand elected for a term expiring at the Company’s third annual meeting. Commencing at the first annual meeting, and then at each following annual meeting, directors elected to succeed those directors whose terms expire are elected for a term of office to expire at the second annual meeting following their election. Directors whose terms expire at an annual meeting may also be re-elected for a further two-year period if nominated by the Board.

As the special meeting is in lieu of the Company’s 2022 annual meeting (being the Company’s first annual meeting since its IPO), the terms of the current class I director, Armando Santacruz Gonzalez, will expire at the special meeting. However, the Board has nominated such individual for re-appointment as class I director, to hold office until the second annual meeting of stockholders following this special meeting, or until his successor is elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted to re-elect Armando Santacruz Gonzalez unless such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that either nominee will be unavailable or, if elected, will decline to serve.

For a biography of Armando Santacruz Gonzalez, please see the section entitled “Management.”

Required Vote

Approval of the Director Proposal requires a plurality of the votes of DILA’s shares present (in person or by proxy) at the special meeting for each of the director nominees. You may vote for or withhold your vote for all, or any, of the nominees.

All of DILA’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of each of the directors named in the Director Proposal. On the record date, directors and executive officers of DILA and their affiliates beneficially owned and were entitled to vote 1,742,995 shares of common stock representing approximately 23.0% of DILA’s issued and outstanding shares of common stock.

Recommendation of the Board

The Board recommends that you vote “FOR” the election of the nominee named above.

THE AUDITOR PROPOSAL

We are asking our shareholders to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, our Audit Committee intends to reconsider the selection of Marcum LLP as the company’s independent registered public accounting firm.

Marcum LLP has audited our financial statements for the fiscal year ended December 31, 2021. Representatives of Marcum LLP have been invited to but are not expected to be present at the special meeting.

The following is a summary of fees paid or to be paid to Marcum LLP, or Marcum, for services rendered for the fiscal year ended December 31, 2021.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees billed by Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the period from January 1, 2021 (commencement of operations) through December 31, 2021 totaled $126,175. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for consultations concerning financial accounting and reporting standards for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

Tax Fees. We did not pay Marcum for tax planning and tax advice for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

All Other Fees. We did not pay Marcum for other services for the period from January 1, 2021 (commencement of operations) through December 31, 2021.

Our audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by Marcum LLP, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).  The audit committee may form and delegate authority to one or more of its members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such members to grant pre-approvals shall be presented to the audit committee at its next scheduled meeting.

Required Vote

The resolution to ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm requires the vote of a majority of the shares present (in person or by proxy) and voting on the matter at the special meeting.

Recommendation

The Board recommends that you vote “FOR” the ratification of the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

THE ADJOURNMENT PROPOSAL

We are asking you to approve one or more adjournments of the special meeting from time to time, if requested by the chairman of the special meeting. For example, the chairman of the special meeting may request that the special meeting be adjourned to, among other things, solicit additional proxies to vote in favor of any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal, in the event that there are insufficient votes at the time of the special meeting to establish a quorum or approve any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

By the Adjournment Proposal, we are also asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the meeting, and any adjournments or postponements thereof, to another time and place. If our stockholders approve the Adjournment Proposal, the special meeting (or any adjournment thereof) may be adjourned to a later date and time and we may use the additional time to, among other things, solicit additional proxies in favor of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal, including the solicitation of proxies from any of our stockholders that have previously voted against any such proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against any one or more of the Charter Amendment Proposal, the Director Proposal or the Auditor Proposal to defeat any such proposal, the special meeting could be adjourned in order to seek to convince the holders of those shares to change their votes to votes in favor of any one or more of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

If the meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. Our Board believes that if the number of shares of our common stock present in person or represented by proxy at the special meeting and voting in favor of the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal is not sufficient to adopt such proposal, it is in the best interests of our stockholders to enable us to continue to seek to obtain a sufficient number of additional votes to adopt the Charter Amendment Proposal, the Director Proposal and the Auditor Proposal.

Vote Required

The Adjournment Proposal must be approved by at least a majority of the votes cast by the holders of shares of our common stock present at the special meeting (in person or by proxy) and entitled to vote thereon at the special meeting.

As of the record date, October 31, 2022, our sponsor and our directors and officers are entitled to vote approximately 23.0% of the voting power of our issued and outstanding shares of common stock. We expect that all of such shares will be voted in favor of the Adjournment Proposal.

Recommendation of the Board

The Board recommends that you vote “FOR” the Adjournment Proposal.

MANAGEMENT

Directors and Executive Officers

Our current directors and executive officers are listed below.

Name	Age	Title
Eduardo Clave	42	Chairman and Chief Executive Officer
Alejandro Diez Barroso	39	Chief Operating Officer
Jorge Velez	40	Chief Financial Officer
Rodrigo Lebois Ocejo	32	Director
Enrique Zambrano	66	Director
Yvonne Ochoa Rosellini	48	Director
Armando Santacruz Gonzalez	61	Director

Eduardo Clave has served as our Chief Executive Officer and Chairman of the Board since our inception in December 2020. Mr. Clave co-founded DILA Capital in 2013 and serves as its Managing Partner. He has more than 20 years of experience building and investing in early-stage companies in Mexico and Latin America. He has led the fund raising of four venture funds: DILA I, DILA II, DILA III and DILA IV, as well as the analysis, due diligence, investment process and follow-on investments of 20 start-ups from 2013 to date. Prior to DILA Capital, in 2009, Mr. Clave founded one of the first search funds in Mexico, which in 2010 acquired Enkontrol, the top software company for the construction industry in Mexico. Mr. Clave served as co-CEO of Enkontrol, leading the company’s international expansion and overseeing a tripling in its size. Mr. Clave began his career in UBS Investment Banking in Mexico and New York in 2000, where he gained broad sector exposure to global industrials, financial institutions, consumer and retail, and sovereign clients throughout Latin America in disciplines ranging from M&A, debt and equity capital markets, and corporate restructuring. He also worked for Lehman Brothers in its London office as part of the emerging markets team. Mr. Clave holds a BS in Industrial Engineering from Universidad Iberoamericana and an MBA from Harvard Business School.

Alejandro Diez Barroso has served as our Chief Operating Officer since our inception in December 2020. Mr. Diez Barroso co-founded DILA Capital in 2013 and serves as its Managing Partner. Mr. Diez Barroso has over 20 years of experience in entrepreneurship and venture capital in Mexico. He has led the fund raising of four venture funds: DILA I, DILA II, DILA III and DILA IV, as well as the analysis, due diligence, investment process, and follow-on investments of 30 start-ups from 2013 to date. He has been active in Mexico’s entrepreneurial sector since 2000, when he co-founded WAU Spot, SA de CV, an advertising company for shopping centers, which he sold in 2005. In that same year, Mr. Diez Barroso bought the rights to manage Vilebrequin, an upscale swimwear brand, in Mexico, and served as CEO of the company until its sale to Fashion Fund One, an Indian private equity firm, in 2008. From 2011-2013 Mr. Diez Barroso worked at Promecap, a leading Mexican private equity firm, where he acted as a financial advisor on several multi-million dollar M&A transactions. Mr. Diez Barroso holds a BS in Economics from Universidad Iberoamericana and an MBA from the Kellogg School of Management in Northwestern University.

Jorge Velez has served as our Chief Financial Officer since our inception in December 2020. Mr. Velez was an investment banking vice president at Credit Suisse on the Mexico coverage team where he managed clients in the retail and consumer, energy, financial sponsors, education, and industrial sectors from July 2014 to September 2020. During this time, Mr. Velez executed over $10 billion of transactions including M&A, equity offerings, debt issuances, and structured financings, and was part of the team that underwrote the first SPAC listed on the Mexican Stock Exchange in 2016. Prior to Credit Suisse, Mr. Velez worked at Jacobs Engineering Group in the U.S. from 2008 to 2012 where he provided project and construction management services for large scale capital projects. Mr. Velez holds a BS in Civil Engineering from Instituto Tecnologico y de Estudios Superiores de Monterrey and an MBA from the Wharton School at the University of Pennsylvania.

Rodrigo Lebois Ocejo, who serves as one of our directors, is founder and Chief Executive Officer of Controladora RLMV, S.A. de C.V., a leading diesel distributor in Mexico that he founded in 2018. He has served as the Managing Partner of Aralpa Capital, a private investment fund since 2020. Since 2012, Mr. Lebois has held various positions with Unifin Financiera, S.A.B. de C.V., including head of the strategic alliance with Ford Motor Company and sales manager in the leasing department. He has also been a member of the board of Unifin since 2016. He also worked at Banorte-Ixe, S.A., Institución de Banca Múltiple, as a corporate banking analyst from 2009 to 2011. Mr. Lebois holds a B.A. in Business Administration from the Universidad del Valle de México. Mr. Lebois was selected to serve on our board of directors due to his experience as a member of the board of a public company in Mexico, as well as his experience sourcing and evaluating potential investment opportunities.

Enrique Zambrano, who serves as one of our independent directors, is the Chairman of the Board of Grupo Proeza, a Mexican corporate group comprised of Metalsa, a leading global supplier of automotive components for OEM manufacturers, Citrofruit, an agribusiness company that delivers fresh and processed fruit products to customers worldwide, Astrum, a provider of technology and communications solutions to help clients fulfill their digital potential, and Proeza Ventures, a venture capital company that invests in start-ups exclusively in the mobility space. Prior to assuming the role of Chairman of the Board, Mr. Zambrano was the Chief Executive Officer of Grupo Proeza from 1988 to 2020. During his tenure as CEO, Mr. Zambrano oversaw the expansion of the business from being a local manufacturer of automotive components and juice concentrate in Mexico into a global diversified corporate group. Mr. Zambrano began his career in Grupo Proeza in 1982, working in finance at Metalsa. Mr. Zambrano also serves as a board member of several industrial companies and financial institutions such as Alpek, Grupo Coppel, BBVA Mexico, and Banco Ve Por Más. In the education sector, he previously served on the board of ITESM, the largest private university in Mexico. Mr. Zambrano is an active participant in his community and has supported the development of Mexico in numerous ways. He participated in the creation of Cluster Automotriz de Nuevo Leon A.C., a regional cluster to promote the development and innovation of the automotive industry in northeast Mexico. He chairs the regional advisory board of development banks Nafin/Bancomext and serves on the regional advisory board of Banco de México. He was chairman of the Mexico-Japan Business Committee of COMCE (Mexican Business Council for Foreign Trade, Investment and Technology and Keidanren of Japan) and was an Honorary Consul of Denmark for northeast Mexico. Mr. Zambrano has also served as chair and board member of various industry chambers. Mr. Zambrano earned his MBA from Stanford Graduate School of Business and a BS in Mechanical Engineering from MIT.

Yvonne Ochoa Rosellini, who serves as one of our independent directors, has over 25 years of experience in business and over ten years of experience serving on boards both in the United States and Mexico. She is also an accomplished entrepreneur, having founded multiple companies. She has served as the Chief Executive Officer of Convixión, a management consulting firm, since she founded it in 2007. Convixion has advised owners and CEOs of public and private companies on more than 40 turnaround projects in Mexico, the United States, Argentina and Spain in the banking, finance, retail, healthcare, technology, biotechnology, agriculture, housing, services, manufacturing, restaurants, publishing, entertainment, and marketing sectors. Ms. Ochoa is also the co-founder and Chief Executive Officer of Keat, a health company she co-founded in 2021. From 2018 to 2020 Ms. Ochoa served as the Chief Financial Officer of Grupo Coppel, one of the largest company groups in Mexico which includes Coppel, the largest department store in the country, BanCoppel, a bank, as well as Afore Coppel, a pension fund. She was named among the 100 Most Powerful Women in Mexico by Forbes Magazine in 2020 and by Expansión Magazine in 2019 and 2020. Among other roles, she served as the Chief Financial Officer of Finanzia, BBVA Mexico’s consumer credit division, and as Director of Investor Relations for BBVA Bancomer. She accumulated a decade of experience in financial services at Abaco Casa de Bolsa and BBVA Bancomer, where she held executive roles in strategy, value-based management, competition analysis, relationship with rating agencies, and institutional sales. In the United States, she serves as the Chairman of the Board of Liventia (agricultural biotechnology) and a Board Member of Uniken (cybersecurity). In Mexico, she serves on the Board of Keat, Credix (financial services), the International Association for Economic Sustainability, and ANCIC (National Stroke Association). She has previously participated on the Boards of Cool Planet (agricultural technology), Mobica (retail),  Fincamex (housing), Clínica de Derecho (legal services), La Fábrica del Taco (restaurants), and Somaki (manufacturing). She is a graduate of the Instituto Tecnológico Autónomo de México (ITAM) where she obtained her Bachelor’s Degree in International Relations and her Master’s Degree in Business Administration. Ms. Ochoa was selected to serve on our board of directors due to her significant experience in business and finance, as well as her extensive experience serving on boards of directors.

Armando Santacruz Gonzalez, who serves as one of our independent directors, has been the Chairman and Chief Executive Officer of Grupo Pochteca S.A.B. de C.V., a publicly traded distributor of industrial raw materials and chemicals, since he co-founded the company in 1988. Mr. Santacruz is currently on the board of private real estate investment funds Metropolis Fondo 1 and ReUrbano, and Undostres, an online payment startup. Mr. Santacruz is very active in the regional entrepreneurial and startup space, both as an investor and as an advisor to early stage companies. He is a former board member of Elementia S.A.B. de C.V., a publicy traded cement company and Laboratorios del Chopo, a private chain of medical testing facilities. Mr. Santacruz is also actively involved in social causes and NGOs. He is a co-founder and chairman of Mexico Unido Contra la Delincuencia A.C. (Mexico United Against Crime) and a board member of Mexicanos Contra la Corrupcion y la Impunidad (Mexicans Against Corruption and Impunity). Mr. Santacruz earned an M.B.A. from Harvard Business School and a B.S. in Public Accounting from Instituto Tecnológico Autónomo de México (ITAM). Mr. Santacruz was selected to serve on our board due to his extensive business experience and experience as a board member of publicly traded companies.

Number and Terms of Office of Officers and Directors

We currently have five directors. Our board of directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Armando Santacruz Gonzalez, will expire at our first annual meeting of stockholders. The term of office of the second class of directors, consisting of Enrique Zambrano and Yvonne Ochoa Rosellini, will expire at our second annual meeting of stockholders. The term of office of the third class of directors, consisting of Rodrigo Lebois Ocejo and Eduardo Clave, will expire at our third annual meeting of stockholders. We may not hold an annual meeting of stockholders until after we consummate our initial business combination.

Prior to the completion of our initial business combination, any vacancy on our board of directors may be filled by a nominee chosen by holders of a majority of our founder shares.

Our officers are appointed by our board of directors and serve at the discretion of our board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and such other officers (including without limitation, Vice Presidents and Assistant Secretaries) as may be determined by our board of directors.

Audit Committee

We have established an audit committee of the board of directors, which consists of Ms. Ochoa (chair), Mr. Zambrano and Mr. Santacruz, each of whom is an independent director under Nasdaq’s listing standards. The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policie; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Financial Experts on Audit Committee

The audit committee will at all times be composed exclusively of “independent directors” who are “financially literate” as defined under Nasdaq’s listing standards. Nasdaq’s standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. The board of directors has determined that Ms. Ochoa qualifies as an “audit committee financial expert,” as defined under rules and regulations of the SEC.

Nominating Committee

We have established a nominating committee of the board of directors, which consists of Mr. Zambrano (chairman), Ms. Ochoa and Mr. Santacruz, each of whom is an independent director under Nasdaq’s listing standards. The nominating committee is responsible for overseeing the selection of persons to be nominated to serve on our board of directors. The nominating committee considers persons identified by its members, management, stockholders, investment bankers and others.

Guidelines for Selecting Director Nominees

The guidelines for selecting nominees, which are specified in the Nominating Committee Charter, generally provide that persons to be nominated:

●	should have demonstrated notable or significant achievements in business, education or public service;

●	should possess the requisite intelligence, education and experience to make a significant contribution to the board of directors and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and

●	should have the highest ethical standards, a strong sense of professionalism and intense dedication to serving the interests of the stockholders.

The Nominating Committee will consider a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the board of directors. The nominating committee may require certain skills or attributes, such as financial or accounting experience, to meet specific board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of board members. The nominating committee does not distinguish among nominees recommended by stockholders and other persons.

Compensation Committee

We have established a compensation committee of the board of directors, which consists of Mr. Santacruz (chairman), Ms. Ochoa and Mr. Zambrano, each of whom is an independent director under Nasdaq’s listing standards. The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but are not limited to:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving the compensation of all of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business.

Conflicts of Interest

In general, officers and directors of a corporation incorporated under the laws of the State of Delaware are required to present business opportunities to a corporation if:

●	the corporation could financially undertake the opportunity;

●	the opportunity is within the corporation’s line of business; and

●	it would not be fair to the corporation and its stockholders for the opportunity not to be brought to the attention of the corporation.

Our amended and restated certificate of incorporation provides that:

●	except as may be prescribed by any written agreement with us, we renounce our interest in any corporate opportunity offered to any director or officer unless such opportunity is expressly offered to such person solely in his or her capacity as a director or officer of our company and such opportunity is one we are legally and contractually permitted to undertake and would otherwise be reasonable for us to pursue; and

●	our officers and directors will not be liable to our company or our stockholders for monetary damages for breach of any fiduciary duty by reason of any of our activities or any of our sponsor or its affiliates to the fullest extent permitted by Delaware law.

Our officers and directors are, and may in the future become, affiliated with other companies. In order to minimize potential conflicts of interest which may arise from such other corporate affiliations, each of our officers and directors has contractually agreed, pursuant to a written agreement with us, until the earliest of our execution of a definitive agreement for a business combination, our liquidation or such time as he ceases to be an officer or director, to present to our company for our consideration, prior to presentation to any other entity, any suitable business opportunity which may reasonably be required to be presented to us, subject to any pre-existing fiduciary or contractual obligations he might have.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the period from December 30, 2020 (inception) through December 31, 2021 there were no delinquent filers, except that the Form 3s required to be filed by our sponsor and some officers and directors upon the effectiveness of the registration statement from our initial public offering were filed one day late, and the Form 3 of Mr. Enrique Zambrano was also filed late.

Executive Officer and Director Compensation

No executive officer has received any cash compensation for services rendered to us. Commencing on June 14, 2021 through the acquisition of a target business or our liquidation of the trust account, we will pay our sponsor $10,000 per month for providing us with general and administrative services, including office space, utilities and administrative support. However, this arrangement is solely for our benefit and is not intended to provide our officers or directors compensation in lieu of a salary.

Other than the $10,000 per month administrative fee and the repayment of up to $150,000 in loans from our sponsor, no compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our sponsor, initial stockholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, they will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

Compensation Committee Interlocks and Insider Participation

None.

Compensation Committee Report

Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on that review and discussion, the compensation committee recommended to the Company’s board of directors that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K.

Yvonne Ochoa Rosellini

Enrique Zambrano

Armando Santacruz Gonzalez

Report of the Audit Committee*

The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by the Audit Committee:

Yvonne Ochoa Rosellini

Enrique Zambrano

Armando Santacruz Gonzalez

* The above report shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our shares of common stock as of [ ], 2022 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of our executive officers, directors and director nominees that beneficially owns shares of common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Number of	Percentage of
	Shares	Outstanding
	Beneficially	common
	Owned(2)	stock
Name and Address of Beneficial Owner(1)
DILA Capital Sponsor Group, LLC (3)	1,699,995	22.6%
Eduardo Clave (3)(4)	1,699,995	22.6%
Alejandro Diez Barroso	—	—
Jorge Velez	—	—
Rodrigo Lebois Ocejo	—	*
Enrique Zambrano	10,000	*
Yvonne Ochoa Rosellini	16,500	*
Armando Santacruz Gonzalez	16,500	*
All directors and executive officers as a group (7 individuals)	1,742,995	23.0%
Name and Address of Beneficial Owner
Periscope Capital Inc. (5)	349,600	5.7%
Nomura Holdings, Inc. (6)	324,755	5.3%
Linden Capital L.P. (7)	530,250	8.7%

*	Less than one percent.

(1) Unless otherwise indicated, the business address of each of the individuals is 1395 Brickell Ave., Ste. 950, Miami, FL 33131.

(2) Interests shown include founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one for one basis, subject to adjustment, as described in the section of this Annual Report entitled “Description of Securities.”

(3) Represents securities held by DILA Capital Sponsor Group, LLC, our sponsor, of which Eduardo Clave is the sole manager.

(4) Such individual does not beneficially own any of our shares of common stock. However, such individual has a pecuniary interest in our shares of common stock through an ownership interest in our sponsor.

(5) According to a Schedule 13G filed with SEC on February 14, 2022 by Periscope Capital Inc. (“Periscope”), a Canada corporation. Periscope, which is the beneficial owner of 256,500 shares of Common Stock, acts as investment manager of, and exercises investment discretion with respect to, certain private investment funds (each, a “Periscope Fund”) that collectively directly own 93,100 shares of Common Stock. The business address of the reporting person is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(6) According to a Schedule 13G filed with SEC on February 14, 2022 by (a) Nomura Holdings, Inc., a Japanese corporation, and (b) Nomura Global Financial Products, Inc., a Delaware corporation. Nomura Global Financial Products, Inc. (“NGFP”) is a wholly owned subsidiary of Nomura Holdings, Inc., which accordingly may be deemed to beneficially own the shares beneficially owned by NGFP. The business address of Nomura Holdings, Inc. is . 13-1, Nihonbashi 1-chome, Chuo-ku, Tokyo 103-8645, Japan, and the business address of Nomura Global Financial Products, Inc. is Worldwide Plaza, 309 West 49th Street, New York, NY 10019.

(7) According to a Schedule 13G/A filed with SEC on February 4, 2022 by Linden Capital L.P., a Bermuda limited partnership (“Linden Capital”), Linden Advisors LP, a Delaware limited partnership (“Linden Advisors”), Linden GP LLC, a Delaware limited liability company (“Linden GP”), and Mr. Siu Min (Joe) Wong (“Mr. Wong,” and collectively, the “Reporting Persons”). As of December 31, 2021, each of Linden Advisors and Mr. Wong may be deemed the beneficial owner of 566,749 Shares. This amount consists of 530,250 Shares held by Linden Capital and 36,499 Shares held by separately managed accounts. As of December 31, 2021, each of Linden GP and Linden Capital may be deemed the beneficial owner of the 530,250 Shares held by Linden Capital.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On January 21, 2021, we issued 1,437,500 founder shares to our sponsor for $25,000 in cash, at a purchase price of approximately $0.017 per share, in connection with our organization. In March 2021, our sponsor transferred an aggregate of 45,000 founder shares to our independent director nominees. On June 14, 2021, we effected a stock dividend of 143,750 shares with respect to our Class B common stock, resulting in there being an aggregate of 1,581,250 founder shares outstanding. As a result of the underwriters’ partial exercise of their over-allotment option, our initial stockholders forfeited 123,755 founder shares.

Our sponsor has purchased, pursuant to a written subscription agreement with us, 283,750 private units (for a total purchase price of $2,837,500) from us simultaneously with the consummation of the Initial Public Offering. Our sponsor has also purchased from us an additional 8,250 of private units. These additional private units were purchased in a private placement that occurred simultaneously with the purchase of units resulting from the partial exercise of the over-allotment option. The purchase price for the private units were delivered to an escrow account at least 24 hours prior to the closing of the Initial Public Offering and were deposited into the trust account simultaneously with the consummation of the offering. The private units are identical to the units sold in the Initial Public Offering. Our initial stockholders have agreed not to transfer, assign or sell any of the private units and underlying securities (except to certain permitted transferees) until after the completion of our initial business combination. Furthermore, our initial stockholders have agreed (A) to vote the private shares in favor of any proposed business combination, (B) not to convert any private shares in connection with a stockholder vote to approve a proposed initial business combination or sell any private shares to us in a tender offer in connection with a proposed initial business combination and (C) that the private shares shall not participate in any liquidating distribution from our trust account upon winding up if a business combination is not consummated. In the event of a liquidation prior to our initial business combination, the private units will likely be worthless.

In order to meet our working capital needs following the consummation of the Initial Public Offering, our sponsor, initial stockholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at holder’s discretion, up to $1,500,000 of the notes may be converted into units at a price of $10.00 per unit. The units would be identical to the private units. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account other than the interest earned thereon would be used for such repayment.

The holders of our founder shares issued and outstanding as of June 14, 2021, as well as the holders of the private units and any units our sponsor, initial stockholders, officers, directors or their affiliates may be issued in payment of working capital loans made to us (and all underlying securities), will be entitled to registration rights pursuant to an agreement signed on June 14, 2021. The holders of a majority of these securities are entitled to make up to two demands that we register such securities. The holders of the majority of the founder shares can elect to exercise these registration rights at any time commencing three months prior to the date on which the founder shares are to be released from escrow. The holders of a majority of the private units and units issued in payment of working capital loans made to us (or underlying securities) can elect to exercise these registration rights at any time after we consummate a business combination. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of a business combination. We will bear the expenses incurred in connection with the filing of any such registration statements.

On January 21, 2021, the sponsor agreed to loan the Company an aggregate amount, not to exceed $150,000 to cover expenses related to the Initial Public Offering pursuant to a promissory note (the "Promissory Note"). The Promissory Note was non-interest bearing and is payable on the earlier of June 30, 2021, or the consummation of the Initial Public Offering. The outstanding balance under the Promissory Note of $17,889 was repaid on June 25, 2021. Borrowings under the Promissory Note are no longer available.

Our sponsor has agreed that, commencing on June 14, 2021 and through the earlier of our consummation of our initial business combination or the liquidation of the trust account, it will make available to us certain general and administrative services, including office space, utilities and administrative support, as we may require from time to time. We have agreed to pay $10,000 per month for these services. We believe, based on rents and fees for similar services, that the administrative fee is at least as favorable as we could have obtained from an unaffiliated person.

We have entered into agreements with our officers and directors to provide contractual indemnification in addition to the indemnification provided for in our amended and restated certificate of incorporation.

Other than the $10,000 per month administrative fee and repayment of up to $150,000 in loans from our sponsor, no compensation or fees of any kind will be paid to our sponsor, initial stockholders, members of our management team or their respective affiliates, for services rendered prior to or in connection with the consummation of our initial business combination (regardless of the type of transaction that it is). However, such individuals will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. However, the amount of such compensation may not be known at the time of the stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in a Current Report on Form 8-K or a periodic report, as required by the SEC.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by a majority of our uninterested “independent” directors or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Related Party Policy

Our Code of Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our shares of common stock, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our audit committee, pursuant to its written charter, will be responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. The audit committee will consider all relevant factors when determining whether to approve a related party transaction, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. No director may participate in the approval of any transaction in which he is a related party, but that director is required to provide the audit committee with all material information concerning the transaction. We also require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize conflicts of interest, we have agreed not to consummate an initial business combination with an entity that is affiliated with any of our sponsor, officers or directors unless we have obtained an opinion from an independent investment banking firm, or another independent entity that commonly renders valuation opinions, that the business combination is fair to our unaffiliated stockholders from a financial point of view. We will also need to obtain approval of a majority of our disinterested independent directors.

Director Independence

Currently, Mr. Zambrano, Ms. Ochoa and Mr. Santacruz are each considered an “independent director” under the Nasdaq listing rules, which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director.

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is approved, we anticipate that the 2023 annual meeting of stockholders will be held no later than December 31, 2023. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address in the future, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder may notify us of his or her request by calling or writing Morrow Sodali LLC, DILA’s proxy solicitor, at 470 West Avenue, Stamford, CT 06902, telephone number: (800) 662-5200, email: WRLS.info@morrowsodali.com; or

●	If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly; banks or brokers may call Morrow Sodali LLC collect at (203) 658-9400.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. These reports and other information can be inspected and copied at, and copies of these materials can be obtained at prescribed rates from, the Public Reference Section of the Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to DILA Capital Acquisition Corp, 1395 Brickell Ave., Ste. 950 Miami, FL 33131, Attention: Jorge Velez, Chief Financial Officer.

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [ ], 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DILA CAPITAL ACQUISITION CORP

[●], 2022

DILA Capital Acquisition Corp, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.              The name of the Corporation is “DILA Capital Acquisition Corp”. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on December 30, 2020 (the “Original Certificate”). The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of the State of Delaware on June 14, 2021;

2.               This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate.

3.               This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.               The text of Section 9.1(b) is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 18 months from the closing of the Offering; provided that the Company may extend such date by up to an additional six months, to up to 24 months from the closing of the Offering, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $[ ] for each such one-month extension until June 17, 2023, unless the closing of the Company’s initial business combination shall have occurred, for such extension in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a Business Combination, or such earlier date as may be determined by the Board, and (iii) the redemption of Offering Shares properly tendered in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Class A Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.               The text of Section 9.2(d) is hereby amended and restated to read in full as follows:

(d) In the event that the Corporation has not consummated an initial Business Combination within 18 months from the closing of the Offering, or within up to 24 months from the closing of the Offering, if the period of time to consummate an initial Business Combination is extended pursuant to Section 9.2(b), or such earlier date as may be determined by the Board, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation but net of taxes payable, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A-1

IN WITNESS WHEREOF, DILA Capital Acquisition Corp has caused this Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

DILA CAPITAL ACQUISITION CORP

By:
Name: Eduardo Clave
Title: Chief Executive Officer

A-2

Preliminary Proxy Card

DILA CAPITAL ACQUISITION CORP

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON
[●], 2022

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [●], 2022, in connection with the special meeting to be held on [●], 2022 at 11:00 a.m., local time, at the offices of Greenberg Traurig, LLP, located at 1750 Tysons Boulevard, Suite 1000, McLean, VA 22102 and hereby appoints [Eduardo Clave and Jorge Velez], and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of DILA Capital Acquisition Corp (the “Corporation”) registered in the name provided, which the undersigned is entitled to vote at the special meeting of Stockholders, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF THE PROPOSALS AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 3, AND 4.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2022 : This notice of meeting and the accompany proxy statement are available at [●].

	FOR	AGAINST	ABSTAIN

Proposal 1 — The Charter Amendment Proposal

Amend DILA’s Amended and Restated Certificate of Incorporation to extend the date by which the Company has to consummate a business combination for up to an additional six months, from December 17, 2022 to up to June 17, 2023, or such earlier date as determined by the Board of Directors, provided that the sponsor (or its affiliates or permitted designees) will deposit into the Trust Account $[ ] for each such one-month extension until June 17, 2023, unless the closing of the Company’s initial business combination shall have occurred, and permit holders of public shares to redeem their shares for their pro rata portion of the trust account.

	☐	☐	☐

Proposal 2 — Election of Directors To elect one director to serve as Class I director on the Company’s Board of Directors until his successors are elected and qualified.	FOR	WITHHOLD
Armando Santacruz Gonzalez	☐	☐

	FOR	AGAINST	ABSTAIN

Proposal 3 — Ratification of Selection of Independent Registered Public Accounting Firm

To ratify the selection by our Audit Committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

	☐	☐	☐

FOR	AGAINST	ABSTAIN

Proposal 4 — Adjournment

To direct the chairman of the special meeting to adjourn the special meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the foregoing proposals.

☐	☐	☐

Dated: _________________________ 2022

Stockholder’s Signature

Stockholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.